UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 18, 2008 (April 15, 2008)

JOURNAL REGISTER COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12955	22-3498615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

790 Township Line Road, Yardley, Pennsylvania		19067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 504-4200

Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 15, 2008, Stephen P. Mumblow, a Class A director of Journal Register Company (the "Company"), informed the Company that he will resign as a director of the Company and Chairman of the Audit Committee, effective May 15, 2008. Mr. Mumblow cited increased time commitments related to the Company and his other business interests, and not any disagreement with the Company’s operations, policies or practices, as the basis for his decision. A copy of Mr. Mumblow’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits
99.1	Letter of resignation from Stephen P. Mumblow, dated April 15, 2008.

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOURNAL REGISTER COMPANY
(Registrant)

Date: April 18, 2008	/s/ Edward J. Yocum
By: Edward J. Yocum
Title: Senior Vice President, General Counsel & Corporate Secretary

Exhibit Index

Exhibit Description
99.1 Letter of resignation from Stephen P. Mumblow, dated April 15, 2008.